                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

     This Amendment No. 1 (the "Amendment") is entered into as of September 3, 1999 by and among OMNICARE, INC., a Delaware corporation (the "Borrower"), the undersigned lenders (collectively, the "Lenders") and THE FIRST NATIONAL BANK OF CHICAGO, as one of the Lenders and in its capacity as contractual representative (the "Agent") on behalf of itself and the other Lenders.

                                    RECITALS:

     WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain 364-Day Credit Agreement dated as of December 21, 1998 (the "Credit Agreement");

     WHEREAS, the Borrower seeks to amend the Credit Agreement to extend the maturity thereof; and

     WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions herein set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

     2. Amendments to Credit Agreement. Upon the effectiveness of this Amendment in accordance with the provisions of Section 3 below, the Credit Agreement is hereby amended as follows:

        (a) Section 1.1 of the Credit Agreement is hereby amended by amending the definition of "Commitment" in its entirety to read as follows:

           "Commitment" means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth opposite such Lender's name on Schedule IV hereto or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

        (b) Section 1.1 of the Credit Agreement is hereby amended by deleting from the definition of "Revolving Credit Termination Date" the date "December 20, 1999" and substituting therefor the date "September 2, 2000".

        (c) Section 1.1 of the Credit Agreement is hereby amended by deleting from the definition of "Facility Termination Date" the date "December 20, 2000" and substituting therefor the date "September 2, 2001".

        (d) Section 2.2 of the Credit Agreement is hereby amended by deleting from the third sentence thereof the dates "March 20, 2000, June 20, 2000, September 20, 2000" and substituting therefor the dates "December 2, 2000, March 2, 2001, June 2, 2001".

        (e) The Credit Agreement is amended by adding thereto a new Schedule IV in the form attached hereto.

     3. Exiting Lenders.

     3.1 On the Effective Date, the Borrower shall pay to the Agent for the account of each of the following Lenders (the "Exiting Lenders") all accrued and unpaid commitment fees to but excluding the Effective Date, all accrued and unpaid interest on the outstanding Loans of such Exiting Lenders to but excluding the Effective Date and all amounts owing to such Exiting Lenders pursuant to Section 3.4 of the Credit Agreement:

     Banca CRT, S.p.A.
     Bank Hapoalim, B.M.
     Bankers Trust Company
     National City Bank of Kentucky

Upon receipt of such amounts from the Borrower, the Agent shall promptly pay such amounts to the respective Exiting Lenders.

     3.2 As of the Effective Date, the Borrower shall be deemed to have requested Loans pursuant to the Credit Agreement from only those Lenders whose Commitments are to be increased pursuant to this Amendment (the "Increasing Lenders"), the proceeds of which shall be used to repay the principal amount of the outstanding Loans of the Exiting Lenders as of the Effective Date. The respective amounts of such requested Loans shall be determined by the Agent such that, after the making of such Loans by the Increasing Lenders and the repayment of the Loans of the Exiting Lenders, the outstanding Loans on the Effective Date shall be held by the Lenders (other than the Exiting Lenders) pro rata in accordance with their respective Commitments after giving effect to this Amendment. The Agent shall give each Increasing Lender reasonable notice of the amount of its respective Loan to be made on the Effective Date, and each Increasing Lender shall make its Loan available to the Agent prior to 12:00 noon (Chicago time) on the Effective Date. Upon receipt thereof, the Agent shall promptly use the proceeds of such Loans to repay the principal amount of the outstanding Loans of the Exiting Lenders.

     3.3 From and after the Effective Date and upon payment to each Exiting Lender of all principal of and interest on such Exiting Lender's outstanding Loans, all commitment fees owing to such Exiting Lender and all funding indemnification owing to such Exiting Lender in accordance with Section 3.1 and
Section 3.2, each such Exiting Lender
shall not be a Lender under the Credit Agreement, as amended hereby, and shall be released from all obligations thereunder, whether heretofore or hereafter arising.

     3.4 On the Effective Date, the Borrower shall pay to the Agent for the account of each of the Increasing Lenders all amounts owing to such Increasing Lenders pursuant to Section 3.4 of the Credit Agreement. Upon receipt of such amounts from the Borrower, the Agent shall promptly pay such amounts to the respective Increasing Lenders.

     4. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof (the "Effective Date") if, and only if, the Agent shall have received each of the following:

        (a) duly executed originals of this Amendment from the Borrower and each of the Lenders; and

        (b) the Reaffirmation attached hereto duly executed on behalf of each of the Initial Guarantors and Supplemental Guarantors.

     5. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lenders that, as of the Effective Date:

        (a) there exists no Default or Unmatured Default; and

        (b) the representations and warranties contained in Article V of the Credit Agreement are true and correct as of the Effective Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date.

     6. Reference to and Effect on the Credit Agreement.

     6.1 Upon the effectiveness of this Amendment pursuant to Section 3 hereof, on and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

     6.2 Except as specifically waived or amended herein, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     6.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or (b) any Default or Unmatured Default under the Credit Agreement.

     7. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

     9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment No. 1 as of the date first above written.

                                     OMNICARE, INC.

                                     By:
                                         ---------------------------------
                                         Name:  David W. Froesel, Jr.
                                         Title: Chief Financial Officer


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as a Lender and as Administrative Agent


                                     By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                DEUTSCHE BANK AG NEW YORK BRANCH
                                AND/OR CAYMAN ISLANDS BRANCH, as a Lender and as
                                Co-Documentation Agent

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                BANK OF AMERICA, N.A., f/k/a NationsBank, N.A.
                                 as a Lender and as Co-Documentation Agent

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                               CREDIT SUISSE FIRST BOSTON,
                                 as a Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:



                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                FLEET NATIONAL BANK,
                                  as a Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                CITICORP USA, INC.
                                  as a Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                COMERICA BANK,
                                  as a Lender

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                SUNTRUST BANK, NASHVILLE, N.A.,
                                  as a Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                BANQUE NATIONALE DE PARIS,
                                  as a Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                FIRSTAR BANK, N.A. (as successor to Star Bank),
                                  as a Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                FIFTH THIRD BANK,
                                  as a Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                BW CAPITAL MARKETS, INC.,
                                  as a Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                HARRIS TRUST AND SAVINGS BANK,
                                  as a Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                EXITING LENDERS:

                                UNICREDITO ITALIANO (as successor to
                                  Banca CRT, S.p.A.), as an Exiting Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                BANK HAPOALIM, B.M.,
                                 as an Exiting Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                BANKERS TRUST COMPANY,
                                  as an Exiting Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                NATIONAL CITY BANK OF KENTUCKY,
                                  as an Exiting Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                   SCHEDULE IV

                                   COMMITMENTS

         Lender                                      Commitment
         ------                                      ----------

The First National Bank of Chicago                  $ 45,000,000

Bank of America, N.A.                                 65,000,000

Deutsche Bank AG New York Branch and/or
      Cayman Islands Branch                           65,000,000

Citicorp USA, Inc.                                    50,000,000

Suntrust Bank, Nashville, N.A.                        40,000,000

Banque Nationale de Paris                             25,000,000

Comerica Bank                                         25,000,000

Credit Suisse First Boston                            25,000,000

Fleet National Bank                                   25,000,000

Firstar Bank, N.A.                                    15,000,000

BW Capital Markets, Inc.                              10,000,000

Harris Trust and Savings Bank                          5,000,000

Fifth Third Bank                                       5,000,000
                                                    ------------
                                    Total           $400,000,000

                                  REAFFIRMATION

                  Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the 364-Day Credit Agreement dated as of December 21, 1998 by and among Omnicare, Inc., a Delaware corporation (the "Borrower"), the lenders from time to time parties thereto (collectively, the "Lenders") and The First National Bank of Chicago, as one of the Lenders and in its capacity as contractual representative (the "Agent") on behalf of itself and the other Lenders (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") which Amendment No. 1 is dated as of September 3, 1999 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Guaranty executed by it and acknowledges and agrees that such agreement and each and every other Loan Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

                                    AAHS ACQUISITION CORP.
                                    ACCU-MED SERVICES, INC.
                                    ACP ACQUISITION CORP.
                                    AMC-NEW YORK, INC.
                                    AMC REGIONAL HOLDINGS, INC.
                                    AMC TENNESSEE, INC.
                                    AMERICAN MEDSERVE CORPORATION
                                    ANDERSON MEDICAL SERVICES, INC.
                                    APEX LONG TERM CARE PHARMACY, INC.
                                    BEEBER PHARMACIES, INC.
                                    BPNY ACQUISITION CORP.
                                    BPTX ACQUISITION CORP.
                                    CAMPO'S MEDICAL PHARMACY, INC.
                                    CARE PHARMACEUTICAL SERVICES, INC.
                                    CP ACQUISITION CORP.
                                    CHP ACQUISITION CORP.
                                    CIP ACQUISITION CORP.
                                    CMCP ACQUISITION LLC
                                    CMD ACQUISITION CORP.
                                    COMPSCRIPT, INC.
                                    COMPSCRIPT-BOCA, INC.
                                    COMPSCRIPT-MOBILE, INC.
                                    CONSULTING AND PHARMACEUTICAL
                                         SERVICES, INC.
                                    CTLP ACQUISITION CORP.
                                    D&R PHARMACEUTICAL SERVICES, INC.

                                    DATASCRIPT CORP.
                                    DIXON PHARMACY, INC.
                                    DOWNEAST PHARMACY, INC.
                                    DYNATRAN COMPUTER SYSTEMS, INC.
                                    EHIS ACQUISITION CORP.
                                    ELECTRA ACQUISITION CORP.
                                    ENLOE DRUGS, INC.
                                    EVERGREEN PHARMACEUTICAL, INC.
                                    EVERGREEN PHARMACEUTICAL EAST, INC.
                                    EVERGREEN PHARMACEUTICAL SUPPLY, INC.
                                    EVERGREEN SPOKANE, INC.
                                    FREED'S PHARMACY, INC.
                                    GATTI LTC SERVICES, INC.
                                    HCC MEDICAL SUPPLY, INC.
                                    HMIS, INC.
                                    HOME CARE PHARMACY, INC.
                                    HOME PHARMACY SERVICES, INC.
                                    HOWARD'S PHARMACY, INC.
                                    HYTREE PHARMACY, INC.
                                    I.V. SERVICES OF OKLAHOMA, INC.
                                    INTERLOCK PHARMACY SYSTEMS, INC.
                                    JHC ACQUISITION CORP.
                                    KONSULT, INC.
                                    LANGSAM HEALTH SERVICES, INC.
                                    LANGSAM MEDICAL PRODUCTS, INC.
                                    LAWRENCE MEDICAL SUPPLY, INC.
                                    LPI ACQUISITION CORP.
                                    LO-MED PRESCRIPTION SERVICES, INC.
                                    MANAGED HEALTH CARE, INC.
                                    MED WORLD ACQUISITION CORP.
                                    MEDICAL ARTS HEALTH CARE, INC.
                                    MEDICAL COMMUNICATIONS SOFTWARE, INC.
                                    MEDICAL SERVICES CONSORTIUM, INC.
                                    MOSI ACQUISITION CORP.
                                    MSD ACQUISITION CORP.
                                    NIHAN & MARTIN, INC.
                                    NIV ACQUISITION CORP.
                                    NORTH SHORE PHARMACY SERVICES, INC.
                                    NORTHWEST PHARMACEUTICAL, INC.
                                    OCR-RA ACQUISITION CORP.
                                    OKLAHOMA CONSULTING SERVICES, INC.
                                    OMNICARE PHARMACY & SUPPLY, INC.
                                    PBM-PLUS, INC.
                                    PHARMACON CORP.
                                    PHARMACY ACQUISITION, INC.
                                    PHARMACY ASSOCIATES OF GLENS FALLS, INC.

                                    PHARMED HOLDINGS, INC.
                                    PIP ACQUISITION CORP.
                                    POMPTON NURSING HOME SUPPLIERS, INC.
                                    PRN PHARMACEUTICAL SERVICES, INC.
                                    PROFESSIONAL PHARMACY GROUP, INC.
                                    ROBBY ACQUISITION CORP.
                                    ROESCHEN'S HEALTHCARE CORP.
                                    RDSI ACQUISITION CORP.
                                    SA ACQUISITION CORP.
                                    SALTD ACQUISITION CORP.
                                    SC ACQUISITION CORP.
                                    SHORE PHARMACEUTICAL PROVIDERS, INC.
                                    SPECIALIZED PATIENT CARE SERVICES, INC.
                                    SPECIALIZED PHARMACY SERVICES, INC.
                                    SCP ACQUISITION CORP.
                                    SRMS ACQUISITION LLC
                                    STERLING HEALTH CARE SERVICES, INC.
                                    SUPERIOR CARE PHARMACY, INC.
                                    TCPI ACQUISITION CORP.
                                    THG ACQUISITION CORP.
                                    THREE FORKS APOTHECARY, INC.
                                    UC ACQUISITION CORP.
                                    UNITED HEALTH CARE, INC.
                                    UNITED HEALTH REFERRAL, INC.
                                    UNITED SKIN THERAPEUTICS, INC.
                                    VALUE HEALTHCARE SERVICES, INC.
                                    VALUE PHARMACY, INC.
                                    VITAL CARE INFUSION SUPPLY, INC.
                                    WEBER MEDICAL SYSTEMS, INC.
                                    WESTHAVEN SERVICES CO.
                                    WEST-VAL CARE, INC.
                                    WILLIAMSON DRUG COMPANY, INCORPORATED
                                    WINSLOW'S PHARMACY


                                    By: ____________________________________
                                        Bradley S. Abbott,
                                        Treasurer

                                    BADGER ACQUISITION LLC
                                    BADGER ACQUISITION OF WASHINGTON LLC
                                    BADGER ACQUISITION OF MINNESOTA LLC
                                    BADGER ACQUISITION OF WISCONSIN LLC
                                    BADGER ACQUISITION OF INDIANA LLC
                                    BADGER ACQUISITION OF KENTUCKY LLC
                                    BADGER ACQUISITION OF MICHIGAN LLC
                                    BADGER ACQUISITION OF ORLANDO LLC
                                    BADGER ACQUISITION OF TAMPA LLC
                                    BADGER ACQUISITION OF BROOKSVILLE LLC
                                    BADGER ACQUISITION OF PITTSBURGH LLC
                                    BADGER ACQUISITION OF ALLENTOWN LLC
                                    BADGER ACQUISITION OF OHIO LLC
                                    BADGER ACQUISITION OF TEXAS LLC
                                    BACH'S PHARMACY SERVICES, LLC
                                    LCPS ACQUISITION, LLC
                                    LIFE CARE OF COLORADO, LLC
                                    LIFE CARE OF MASSACHUSETTS, LLC
                                    LIFE CARE OF TENNESSEE, LLC
                                    OCR SERVICES CORPORATION
                                    OMNICARE PENNSYLVANIA MED SUPPLY, LLC
                                    OMNICARE PHARMACIES OF PENNSYLVANIA
                                     EAST, LLC
                                    OMNICARE PHARMACY OF MAINE LLC
                                    PCI ACQUISITION, LLC
                                    PHARMACY CONSULTANTS, INC.
                                    PHARM-CORP OF MAINE LLC
                                    SYNERGY HEALTHCARE SERVICES, LLC


                                    By: __________________________________
                                        Catherine I. Greany,
                                        Secretary

                          HOSPICE OF THE HEARTLAND, LLC

                          By:   HOSPICE ACQUISITION ONE CORP.,
                                           Member


                          By:   ___________________________________________
                                Bradley S. Abbott,
                                Treasurer

                          and By: HOSPICE ACQUISITION TWO CORP.,
                                           Member


                          By:   ___________________________________________
                                Bradley S. Abbott,
                                Treasurer



                          HOSPICE CARE OF OKLAHOMA, LLC

                          By:   HOSPICE ACQUISITION ONE CORP.,
                                           Member


                          By:   ___________________________________________
                                Bradley S. Abbott,
                                Treasurer

                          and By: HOSPICE ACQUISITION TWO CORP.,
                                           Member


                          By:   ___________________________________________
                                Bradley S. Abbott,
                                Treasurer

                          IBAH, INC.
                          IBAH PHARMACEUTICS SERVICES, INC.


                          By:   ___________________________________________
                                John Imperato,
                                Vice President


                          COROMED, INC.


                          By:   ___________________________________________
                                Dale Evans,
                                President


                          OMNICARE MANAGEMENT COMPANY


                          By:   ___________________________________________
                                David W. Froesel, Jr.,
                                Treasurer